UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 20, 2018

Hines Global REIT, Inc.
__________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-53964	26-3999995
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas	77056-6118
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(888) 220-6121

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging Growth Company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 7.01 Regulation FD Disclosure

Press Release and Correspondence with Financial Advisors

On April 25, 2018, Hines Global REIT, Inc. (the “Company” or “Hines Global REIT”) issued a press release announcing that the Company’s board of directors (the “Board”) unanimously approved a plan of liquidation and dissolution (the “Plan of Liquidation”). The Company filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) on April 25, 2018 describing the proposed Plan of Liquidation, and will submit it to the stockholders of the Company for their consideration along with the Company’s definitive proxy statement following its filing with the SEC. The full text of the press release is attached hereto as Exhibit 99.1.

In addition, on April 25, 2018, the Company distributed an email to financial advisors with clients that are stockholders of the Company, informing them of the filing of the preliminary proxy statement and the Plan of Liquidation. A copy of such communication is attached hereto as Exhibit 99.2.

Pursuant to the rules and regulations of the SEC, the information contained in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 and the information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such act, nor shall any of such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Items

Amended Share Redemption Program

On April 20, 2018, the Board approved and adopted amendments to the Company’s share redemption program in order to modify the order of priority in which shares will be redeemed in the event that redemption requests in a particular month exceed the limits on the number of shares that can be redeemed per the terms of the program or the funds available for redemptions in a particular month. Accordingly, in the event the number of shares for which redemption requests have been submitted exceeds the limits on the number of shares that the Company can redeem per the terms of the program or the funds available for such redemption in a particular month, shares will be redeemed in the following order of priority: (i) redemption requests made in connection with the death or disability of a stockholder, (ii) redemption requests carried over from one or more prior periods with respect to which the value of the shares that have not yet been redeemed is less than $2,500, and (iii) on a pro rata basis with respect to all other redemption requests (the “Amended Share Redemption Program”). The Amended Share Redemption Program will replace the current share redemption program, effective as of May 28, 2018. Accordingly, any redemptions of the Company’s common stock made pursuant to requests submitted for the month of May 2018 will be processed in accordance with the terms of the Amended Share Redemption Program. This Current Report on Form 8-K serves as the 30-day written notification of an amendment, per the terms of the current share redemption program. The full terms of the Amended Share Redemption Program are set forth in the Amended Share Redemption Program, a copy of which is filed as Exhibit 99.2 hereto and is incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K, including the press release furnished herewith, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These forward-looking statements include, among others, statements about the expected benefits of the Plan of Liquidation, the estimated range and the timing of the payment of distributions, the expected timing and completion of the Plan of Liquidation, the return to be achieved by shareholders and the future business, performance and opportunities of Hines Global REIT. Forward-looking statements generally can be identified by the use of words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “foresee,” “looking ahead,” “is confident,” “should be,” “will,” “predicted,” “likely,” or similar words or phrases intended to identify information that is not historical in nature. These risks and uncertainties include, without limitation, unanticipated difficulties or expenditures relating to the Plan of Liquidation, the response of tenants, business partners and competitors to the announcement of the Plan of Liquidation; legal proceedings that may be instituted against the Company and others related to the Plan of Liquidation; future redemptions of shares of Hines Global REIT’s common stock pursuant to the Amended Share Redemption Program, general risks affecting the real estate industry (including, without limitation, the inability to enter into or renew leases, dependence on tenants’ financial condition, and competition from other developers, owners and operators of real estate); adverse economic or real estate developments in Hines Global REIT’s existing markets; reductions in asset valuations and related impairment charges; risks associated with downturns in domestic and local economies, changes in interest rates and volatility in the securities markets; potential liability for uninsured losses and environmental contamination; risks associated with Hines Global REIT’s potential failure to qualify as a real estate investment trust under the Internal Revenue Code of 1986, as amended; possible adverse changes in tax and environmental laws; and risks associated with Hines Global REIT’s dependence on key personnel of Hines Interests Limited Partnership or its affiliates whose continued service is not guaranteed. For a further list and description of such risks and uncertainties, see the reports filed by Hines Global REIT with the SEC, including Hines Global REIT’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Any forward-looking statement speaks only as of the date of this press release. Hines Global REIT disclaims any intention or obligation to update or revise any forward-looking statements, whether because of new information or developments, future events or otherwise.

IMPORTANT INFOMRATION TO STOCKHOLDERS

Additional Information

On the date of this filing, the Company filed a preliminary proxy statement with the SEC, and plans to file a definitive proxy statement for its annual stockholders meeting. The definitive proxy statement will be sent or made available to the Company’s stockholders and will contain information about the proposals to be voted on by the Company’s stockholders at the annual meeting, including information relating to the proposed Plan of Liquidation. This filing does not constitute a solicitation of any vote or proxy from any stockholders of the Company. STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS OR MATERIALS FILED OR TO BE FILED WITH THE SEC OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PLAN OF LIQUIDATION AND THE OTHER PROPOSALS TO BE VOTED ON BY THE STOCKHODLERS AT THE ANNUAL MEETING. The definitive proxy statement and other relevant documents will be available free of charge at the SEC’s internet website, www.sec.gov. When available, the definitive proxy statement and other relevant documents also may be obtained free of charge at the Company’s website, http://www.hinessecurities.com, or by directing a written request to Hines Global REIT, Inc. at 2800 Post Oak Boulevard, Suite 5000, Houston, Texas 77056-6118, Attention: Ryan T. Sims, Chief Financial Officer and Secretary.

Participants in This Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect to the Plan of Liquidation. Information regarding the Company’s directors and executive officers is included in the Company’s preliminary proxy statement, will be included in the Company’s definitive proxy statement, and is included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on March 30, 2018, each of which can be obtained free of charge from the sources indicated above. Additional information regarding the direct and indirect interests of the Company’s directors and executive officers in the Plan of Liquidation is included in the Company’s preliminary proxy statement and will be included in the Company’s definitive proxy statement when it becomes available.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
99.1	Press release dated April 25, 2018
99.2	Email to Financial Advisor dated April 25, 2018
99.3	Second Amended and Restated Share Redemption Program, effective as of May 28, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hines Global REIT, Inc.

April 25, 2018	By:	/s/ J. Shea Morgenroth
Name: J. Shea Morgenroth
Title: Chief Accounting Officer and Treasurer